UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 10, 2017 (May 18, 2017)
TECOGEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36103	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant's telephone number, including area code)
_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 2.01 Completion of Acquisition or Disposition of Assets

On May 22, 2017, Tecogen Inc (the "Company") filed a Current Report on Form 8-K reporting that on May 18, 2017, pursuant to the Agreement and Plan of Merger, dated as of November 1, 2016 (as subsequently amended, the “Merger Agreement”), among the Company, Tecogen.ADGE Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and American DG Energy Inc., a Delaware corporation (“ADGE”), Merger Sub merged with and into ADGE (the “Merger”). At the effective time of the Merger, the separate corporate existence of Merger Sub ceased, and ADGE continued as the surviving corporation in the Merger and as a wholly-owned subsidiary of Tecogen.

This Form 8-K/A amends the Form 8-K filed by the Company on May 22, 2017 to include the financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01.     Financial Statements and Exhibits
(a)    Financial Statements of Businesses Acquired
The financial statements included in the following reports are hereby incorporated by reference into this Form 8-K/A:

(i) The ADGE audited consolidated financial statements for the years ended December 31, 2016 and December 31, 2015 (incorporated by reference to ADGE's Form 10-K filed with the U.S. Securities & Exchange Commission ("SEC") on March 21, 2017 (SEC File No. 001-34493)).

(ii) The ADGE unaudited condensed consolidated financial statements for the three months ended March 31, 2017 (incorporated by reference to ADGE's Form 10-Q filed with the SEC on March 21, 2017 (SEC File No. 001-34493)).

(b) Pro Forma Financial Information
The unaudited pro forma condensed combined financial information for the year ended December 31, 2016, as included in the Company's registration statement on Form S-4 (as amended) filed by the Company with the SEC on March 24, 2017 (Registration No. 333-215231) is hereby incorporated by reference into this Form 8-K/A.
The following unaudited pro forma condensed consolidated financial information is attached as Exhibit 99.1 to this Form 8-K/A and incorporated by reference into this Form 8-K/A:

(i)   Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2017; and
(ii)  Unaudited Pro Forma Condensed Combined Statement of Operations for the Three Months ended March 31, 2017.
(iii) Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

FORWARD-LOOKING STATEMENTS

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Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of management of Tecogen regarding, among other things, the Merger and the business of Tecogen and ADGE, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the possibility that the anticipated benefits from the Merger may not be realized or may take longer to realize than expected; (2) unexpected costs or unexpected liabilities that may arise from the transactions contemplated by the Merger Agreement; (3) each of Tecogen’s and ADGE’s success in implementing its business strategy and its ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions or investments; (4) increases in each of Tecogen’s and ADGE’s cost of borrowing as a result of changes in interest rates and other factors; (5) each of Tecogen’s and ADGE’s ability to pay down, refinance, restructure and/or extends its indebtedness as it becomes due; (6) the outcome of any legal proceedings instituted against Tecogen or ADGE or any of their related parties following the completion of the Merger; (7) the nature and extent of future competition; (8) changes in general economic conditions and/or economic conditions in the markets in which each of Tecogen and ADGE may, from time to time, compete and the effect of those changes on the Tecogen’s and ADGE’s revenues and Tecogen’s ability to access the capital markets or other sources of funds; and (9) and other factors described in Tecogen’s and ADGE’s filings with the Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section in Tecogen’s and ADGE’s respective annual reports on Form 10-K for the year ended December 31, 2016. Other risks associated with the transaction with ADGE are also discussed in the definitive joint proxy statement/prospectus that Tecogen filed with the SEC pursuant to Rule 424B3 on April 27, 2017 and that ADGE filed with the SEC on Schedule 14A on April 28, 2017, in each case in connection with the Merger.
(d)    Exhibits
The registrant hereby files the following exhibits:

Exhibit No.	Description of Exhibit
2.1
Agreement and Plan of Merger, dated November 1, 2016, among Tecogen, Inc., Tecogen.ADGE Acquisition Corp. and American DG Energy, Inc. (Incorporated by reference to Tecogen’s Current Report on Form 8-K, as filed with the SEC on November 2, 2016.)

2.2
Amendment 1 to the Agreement and Plan of Merger, dated as of March 23, 2017, among Tecogen, Inc., Tecogen.ADGE Acquisition Corp. and American DG Energy, Inc. (Incorporated by reference to Tecogen’s Current Report on Form 8-K, as filed with the SEC on May 24, 2016.)

99.1	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the three months ended March 31, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TECOGEN INC.

By: /s/ Bonnie Brown
July 10, 2017	Bonnie Brown, Principal Financial & Accounting Officer